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                                                                   EXHIBIT 23.1




CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-52072) of Applied Materials, Inc. of our report dated June 11, 1997 which appears on page 4 of this Form 11-K.





/s/ Price Waterhouse LLP
PRICE WATERHOUSE LLP

San Jose, California
June 25, 1997


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